United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2014

DIAMOND HILL INVESTMENT GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	000-24498	65-0190407
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

325 John H. McConnell Blvd., Suite 200, Columbus, Ohio	43215
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (614) 255-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

Registrant has reported its results of operations for the three months ended March 31, 2014, as described in Registrant's press release dated April 30, 2014, a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders

The Diamond Hill Investment Group, Inc. (the "Company") 2014 Annual Meeting of Shareholders was held on April 30, 2014. The matters voted upon at the annual meeting and the results of the vote were as follows:

1.)
To elect six directors to the Board of Directors of the Company to hold office until the next annual meeting of shareholders or until his or her successor is duly elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal. Each of the six nominees for director were elected, and the voting results are set forth below:

Name of Director	Votes For	Votes Withheld	Broker Non-votes
R. H. Dillon	2,603,166	26,562	581,908
Randolph J. Fortener	2,608,708	21,020	581,908
James F. Laird	2,550,634	79,094	581,908
Donald B. Shackelford	2,601,876	27,852	581,908
Bradley C. Shoup	2,603,106	26,622	581,908
Frances A. Skinner	2,583,357	46,371	581,908

2).
To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014. The ratification of KPMG LLP was approved, and the voting results are set forth below:

Votes For	Votes Against	Abstentions
3,177,498	34,138	—

3).	To approve the Company's 2014 Equity and Cash Incentive Plan. The Company's 2014 Equity and Cash Incentive Plan was approved, and the voting results are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,080,205	544,503	5,020	581,908

4).
To approve amendments to the Company's Code of Regulations to separate the positions of President and Chief Executive Officer. The amendments to the Code of Regulations were approved, and the voting results are set forth below:

Votes For	Votes Against	Abstentions
3,201,386	6,372	3,878

5).
To approve amendments to the Company's Code of Regulations to permit the Board of Directors to amend the Code of Regulations in accordance with Ohio law. The amendments to the Code of Regulations were approved, and the voting results are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,507,693	110,642	11,393	581,908

6).	To approve, on an advisory basis, the compensation of the Company's executive officers. The compensation of the Company's executive officers was approved, and the voting results are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,564,354	58,531	6,843	581,908

Item 8.01.     Other Events

Diamond Hill Investment Group, Inc. announced that Tom Line has joined Diamond Hill Capital Management, Inc. as Managing Director of Finance as described in the Registrant's press release dated May 5, 2014, a copy of which is filed herewith as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press release issued by the Registrant dated April 30, 2014.
99.2	Press release issued by the Registrant dated May 5, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND HILL INVESTMENT GROUP, INC.

Date:	May 5, 2014	By:	/s/ James F. Laird
James F. Laird, Chief Financial Officer and Secretary